Muzinich U.S. High Yield Corporate Bond Fund
(Supra Institutional Shares)

Supplement dated March 11, 2016 to
Prospectus and Statement of Additional Information dated April 30, 2015

Effective March 31, 2016, please note that the Muzinich U.S. High Yield Corporate Bond Fund Supra Institutional shares will be available for purchase.

The Fund will also update its principal investment strategy.

The following paragraph will replace the Principal Investment Strategies information on pages 8 and 15 of the Prospectus effective immediately.

The U.S. High Yield Fund normally invests at least 80% of its net assets in high yield bonds of U.S. corporations (commonly referred to as "junk" bonds). The Fund's portfolio is typically well-diversified with below investment grade bonds issued by U.S. corporations that the Advisor believes have attractive risk/reward characteristics. The Fund typically focuses on bonds rated BB+ to B- by Standard & Poor's or Ba1 to B3 by Moody's, or which are deemed equivalent by the Advisor. High yield bonds in which the Fund invests may be unsecured or backed by receivables or other assets. The Fund may invest up to 20% of its net assets in foreign securities, of which 10% may include securities in emerging market countries. The Fund may also invest up to 20% of its net assets in bank loans, including floating rate loans. The Fund may invest in mutual funds or exchange-traded funds which invest in any of the previously mentioned types of fixed income securities and such investments will be included in the Fund's 80% test.

Additionally, the fees and expenses table is updated as follows:

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional	Supra Institutional
Maximum Front End Sales Charge	4.25%	None	None
Redemption Fee (as a % of amount redeemed within 90 days of purchase)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Institutional		Supra Institutional
Management Fees		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees		0.25%		None		None
Other Expenses	0.43%		0.43%		0.43%
Shareholder Servicing Fees	0.10%		0.10%		N/A
Total Other Expenses(1)		0.53%		0.53%		0.43%
Total Annual Fund Operating Expenses		1.33%		1.08%		0.98%
Fee Waiver and/or Expense Reimbursement		-0.40%		-0.40%		-0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		0.93%		0.68%		0.58%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)	The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares, Institutional Shares and Supra Institutional Shares to 0.93%, 0.68% and 0.58%, respectively, of the U.S. High Yield Fund's average daily net assets through April 30, 2017 (the "Expense Caps"). The Expense Caps may be changed or eliminated at any time after April 30, 2017, by the Board of Trustees upon 60 days' written notice to the Advisor, or by the Advisor with the consent of the Board of Trustees. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

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Example
The Example below is intended to help you compare the cost of investing in the U.S. High Yield Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same (taking into account the Expense Caps in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$516	$791
Institutional Shares	$69	$304
Supra Institutional Shares	$59	$272

The table on page 11 of the prospectus under the heading titled, "Purchase and Sale of Fund Shares" has been replaced with the following table:

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares
– Standard Accounts	$10,000	$100
– Traditional and Roth IRA Accounts	$500	$100
– Accounts with Automatic Investment Plans	$500	$100
Institutional Shares
– Standard Accounts	$1,000,000	$100
– Qualified Retirement Plans	$10,000	$100
Supra Institutional Shares
– Standard Accounts	$5,000,000	$100
– Qualified Retirement Plans	$50,000	$100

The section titled, Supra Institutional Class Shares on page 27 of the prospectus has been replaced with the following section:

Supra Institutional Class Shares
Supra Institutional Class shares of the Funds are offered without any sales charge on purchases or sales and without any ongoing distribution fee. The minimum initial investment for Supra Institutional Class shares is $5,000,000.

Supra Institutional Class shares are available for purchase exclusively by (1) eligible institutions (e.g., a financial institution or any of its clients, a corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $5,000,000, (2) tax-exempt retirement plans with assets of at least $5,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (3) fee-based investment programs with assets of at least $5,000,000, (4) qualified state tuition plan (529 plan) accounts, (5) high net worth/ultra high net worth individuals/families and (6) Muzinich employees and their families. The minimum asset requirements may be waived from time to time by the Advisor.

Supra Institutional Class share participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Supra Institutional Class share participants in fee-based investment programs should contact the program's administrator or their financial advisor to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial advisor. Supra Institutional Class shares institutional clients may purchase shares either directly or through an authorized dealer.

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The first paragraph on page 42 of the prospectus has been revised to read as follows:

The U.S. High Yield Fund declares distributions from net investment income at least monthly. The Floating Rate Fund declares distributions from net investment income at least quarterly.  Any net capital gain realized by the Fund will be distributed at least annually. The Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

Please retain this Supplement with the Prospectus and Statement of Additional Information.

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